ING SERIES FUND, INC.

ING Global Target Payment Fund

(“Fund”)

Supplement dated January 10, 2013 to the Fund’s Class A, Class C,

Class I, Class R, and Class W Prospectus dated February 29, 2012

(each a “Prospectus”)

ING Global Target Payment Fund combines a managed payment policy with a diversified investment portfolio of ING Funds invested in global equity, fixed-income, real estate and alternative securities.

1.              The section entitled “Principal Investment Strategies” of the summary section of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

The Fund seeks to achieve its investment objectives through a combination of strategic allocation to a diversified portfolio of ING Funds (“Underlying Funds”) invested in global equity; fixed-income, which may include floating rate loans and emerging markets debt; real estate securities; and a managed payment policy (the “Managed Payment Policy”).

The Managed Payment Policy is designed to provide 12 level monthly payments throughout each calendar year. The Fund will make a level payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.044 per share for Class R shares for 2013 based on annual payment rates of 6.40% for Class A shares, 5.65% for Class C shares, 6.65% for each of Class I shares and Class W shares, and 6.15% for Class R shares. The Fund’s sub-adviser, ING Investment Management Co. LLC (“Sub-Adviser”), in its discretion, and with assistance from the Fund’s administrator, will determine a new annual payment rate each January from within the total range for all share classes between 4.25% to 7.25% per annum based on the Fund’s objectives, net asset value evolution, and fee structure of each class of the Fund’s shares, as well as the Sub-Adviser’s assessment of the market environment and its asset allocation views.

The Fund uses a proprietary asset allocation strategy to determine the percentage of the Fund’s net assets to invest in each of the Underlying Funds (the “Target Allocations”). Under normal conditions, approximately 60% of the Fund’s net assets will be allocated to Underlying Funds investing in equity securities; and approximately 40% of the Fund’s net assets will be allocated to Underlying Funds investing in fixed-income securities, including floating rate loans and emerging markets debt. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. The Target Allocations are measured with reference to the primary strategies of the Underlying Funds; actual exposure to equity securities and fixed-income securities will vary from the Target Allocations if an Underlying Fund is not substantially invested in accordance with its primary strategy. The Sub-Adviser seeks to diversify the Fund’s holdings by including Underlying Funds that invest in companies of all market capitalizations, that invest using a growth style, a value style, or a blend and that invest in companies in both developed countries and countries with emerging securities markets and real estate securities. The fixed-income portion of the Fund will invest in Underlying Funds that invest in both investment-grade securities and, to a lesser extent, and non-investment-grade debt securities (commonly known as “junk bonds”). The investment-grade debt securities will have a dollar-weighted average duration between two and ten years. The Fund may also allocate to non-traditional asset classes (also known as alternative strategies) which includes commodities and absolute return strategies.

The Fund may be rebalanced periodically to return to the target allocations. The Fund’s target allocations may be changed, at any time, in accordance with the Fund’s asset allocation process. The

Fund may periodically deviate from the Target Allocations based on an assessment of the current market conditions or other factors. Generally, the deviations fall in the range of +/- 10% relative to the current Target Allocations. The Sub-Adviser may determine, in light of market conditions or other factors, to deviate by a wider margin in order to protect the Fund, achieve its investment objective or to take advantage of particular opportunities.

In addition to investing in the Underlying Funds, the Fund may also invest in exchange-traded funds to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”), to make tactical allocations and/or to gain exposure to equity securities fixed-income securities or alternative strategies. The Fund may invest in derivative instruments including futures and swaps (including interest rate swaps, total return swaps, and credit default swaps) to make tactical allocations, as a substitute for taking a position in the underlying asset, to earn income, and to assist in managing cash.

The Fund also employs a strategy (the “Option Strategy”) of writing (selling) call options (each a “Call Option”) on equity indices, baskets of securities, and exchange-traded funds in an attempt to generate gains from option premiums as a means of enhancing payments to shareholders and reducing volatility. The notional value of the Call Options may not exceed 25% of the Fund’s net assets. Because the performance of the securities underlying each Call Option are expected to correlate closely with the performance of one or more Underlying Funds, derivatives, or exchange-traded funds, during the term of each Call Option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such Underlying Funds. Thus, the Option Strategy may limit the Fund’s ability to benefit from appreciation of Underlying Funds. At the same time, the premium received in connection with the sale of Call Options may partially offset potential declines in value of the Underlying Funds during periods of declining markets.

The Fund may utilize additional option strategies, including utilizing call spreads, purchase put options, or other types of options.

2.                                      The fourth, fifth, and sixth sentences of the section entitled “More Information about the Fund — An Introduction to the Fund’s Managed Payment Policy” of the Fund’s Prospectus are hereby deleted and replaced with the following:

For the calendar year 2013, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.044 per share for Class R shares. The level monthly payment amount for calendar year 2013 will be the product of: (i) the Annual Payment Rate of 6.40% for Class A shares, 5.65% for Class C shares, 6.65% for each of Class I shares and Class W shares, and 6.15% for Class R shares, divided by 12; and (ii) the average month end value of a reference account holding shares of the Fund (plus shares received with respect to re-investment of any special distributions of income or capital gains) over the previous three calendar years (or if shorter, since inception) (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $440 from holdings in Class R shares of the Fund during 2013.

3.                                      The second paragraph of the section entitled “Dividends, Distributions, and Taxes — Dividends and Distributions” of the Fund’s Prospectus is hereby deleted in its entirety and replaced with the following:

For the calendar year 2013, the Fund will make a level monthly payment of $0.045 per share for Class A shares, $0.041 per share for Class C shares, $0.047 per share for each of Class I shares and Class W shares, and $0.044 per share for Class R shares. The level monthly payment amount for calendar year 2013 will be the product of: (i) the Annual Payment Rate of 6.40% for Class A shares, 5.65% for Class C shares, 6.65% for each of Class I shares and Class W shares, and 6.15% for Class R shares, divided by 12; and (ii) the Trailing Average Account Value. Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from holdings in Class A shares, $410 from holdings in Class C shares, $470 from holdings in each of Class I shares and Class W shares, and $440 from holdings in Class R shares from the Fund during 2013.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE